                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
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               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------

Ranger press release, dated as of August 22, 2001              Item 1



Content of Item 1
-----------------

For Immediate Release

          Ranger Governance Sends Letter To Computer Associates Board

DALLAS, August 22, 2001 - Steve Perkins, a Ranger Governance nominee to the Board of Directors of Computer Associates International, Inc. (NYSE: CA) today sent the following letter to the CA Board:

     August 22, 2001

     Computer Associates International, Inc.
     One Computer Associates Plaza
     Islandia, New York 11749


     To the Computer Associates Board of Directors:

     The Ranger Governance nominees, Cece Smith, Elizabeth VanStory, Richard Agnich and I, were disappointed to see Chairman Charles Wang's recent comments responding to the endorsement of the Ranger Governance slate of nominees to the Computer Associates Board by CalPERS, Proxy Monitor and ISS.

     Mr. Wang was quoted in The Wall Street Journal on August 21, 2001 saying that election of the Ranger nominees "would create a divided board."* It is unclear whether Mr. Wang simply objects to independent voices - as elected by CA shareholders - on the CA Board or is suggesting the incumbent CA board members do not share our goals of improving CA's business, enhancing customer relations and increasing shareholder value. In either case, we certainly hope Mr. Wang's comments do not reflect the views of the entire CA Board.

     If the Ranger nominees are elected, shareholders will be directly voicing support for us to participate in charting the future course of Computer Associates. We believe Board members who are independent, with different points of view, relevant expertise and varied experience can only enhance the quality of the entire Board. Although we plan to bring to CA new ideas and perspectives, we know that as Board members and representatives of the shareholders, we will all have the common goal of working constructively to fix what's broken at CA.

     Sincerely,

     /s/ Steve Perkins
     Steve Perkins

     * Permission to use quotation neither sought nor obtained.


                                     -more-

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. On August 17, 2001 Ranger filed with the Commission a supplement to its definitive proxy statement regarding its support of a short slate of nominees. Copies of the supplement have been mailed to stockholders. Ranger urges stockholders to read its proxy statement and the supplement because they contain important information. More information about Ranger Governance and copies of its definitive proxy statement and the supplement can be found at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials, including the supplement, are also available at the Securities and Exchange Commission's website at www.sec.gov.

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                              Street-Name Holders
                              -------------------
If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

                         Computer Associates Employees
                         -----------------------------
If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy.

If you have submitted a proxy card for Ranger's former full slate of 10 candidates, Ranger will cast your vote for Cece Smith, Elizabeth VanStory, Richard Agnich and Stephen Perkins. Because Ranger will nominate only these four nominees to serve as directors of Computer Associates at the annual meeting on August 29, 2001, other members of the full slate will not be eligible for election and votes for them will not count. Thus, unless you submit a new proxy card, you will lose the opportunity to vote with respect to as many as six of Computer Associates ten directorships.

If you have any questions on how to vote your shares, please call our proxy solicitor:

                      MORROW & CO., INC. at (800) 607-0088
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Contact:

     Media:                                        Investors:
     Joele Frank / Dan Katcher                     Morrow & Co., Inc.
     Joele Frank, Wilkinson Brimmer Katcher        (212) 754-8000
     (212) 355-4449

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